Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of July 2, 2024, by and between Cartesian Therapeutics, Inc., a Delaware corporation (the “Company”), and each purchaser identified on Annex A hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A. The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to issue and sell, upon the terms and conditions stated in this Agreement, an aggregate of 3,563,247 shares (the “Common Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and 2,937,903 shares (the “Preferred Shares” and together with the Common Shares, the “Securities”) of Series B Non-Voting Convertible Preferred Stock, par value $0.0001 per share (and including any other class of securities into which the Series B Non-Voting Convertible Preferred Stock may hereafter be reclassified or changed into, the “Series B Preferred Stock”) of the Company, having the designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions as specified in the Certificate of Designation of Series B Preferred Stock in the form attached hereto as Exhibit A (the “Certificate of Designation”), which will be convertible into shares (the “Conversion Shares”) of the Common Stock in accordance with the terms set forth in the Certificate of Designation, for an aggregate purchase price of $130,023,000.

C. Pursuant to the terms and conditions of the Certificate of Designation, the conversion of the Series B Preferred Stock shall be subject to receipt of the Requisite Stockholder Approval (as defined herein).

D. The Company has engaged Leerink Partners LLC, TD Securities (USA) LLC and Needham & Company, LLC as its exclusive placement agents (the “Placement Agents”) for the offering of the Securities on a “best efforts” basis.

E. Prior to the Closing: (i) the parties hereto shall execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Common Shares and the Conversion Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws and (ii) the Company shall file with the Delaware Secretary of State the Certificate of Designation, duly executed by an officer of the Company.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Acquiring Person” has the meaning set forth in Section 4.5.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” has the meaning set forth in the Preamble.

“Attribution Parties” has the meaning set forth in Section 4.11.

“Balance Sheet” means the unaudited consolidated balance sheet of the Company and its Subsidiaries as of March 31, 2024 included in the Company’s Quarterly Report on Form 10-Q filed with the Commission on May 8, 2024.

“Beneficial Ownership Limitation” has the meaning set forth in Section 4.11.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Bylaws” has the meaning set forth in Section 2.3(a)(vi).

“Certificate of Designation” has the meaning set forth in the Recitals.

“Charter” has the meaning set forth in Section 2.3(a)(vi).

“Closing” has the meaning set forth in Section 2.2(a).

“Clinical Information” has the meaning set forth in Section 3.1(z).

“Closing Date” has the meaning set forth in Section 2.2(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” has the meaning set forth in the Recitals.

“Common Shares” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Covington & Burling LLP, with offices at One International Place, Suite 1020, Boston, Massachusetts 02110.

“Company Covered Person” has the meaning set forth in Section 3.1(mm).

“Company Deliverables” has the meaning set forth in Section 2.3(a).

“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge, or knowledge that would have been acquired after reasonable inquiry, of the executive officers or directors of the Company having responsibility for the matter or matters that are the subject of the statement. With respect to any matters relating to Intellectual Property, such awareness or reasonable expectation to have knowledge does not require any such individual to conduct or have conducted or obtain or have obtained any freedom to operate opinions of counsel or any Intellectual Property rights clearance searches.

2

“Confidential Data” has the meaning set forth in Section 3.1(nn).

“Contract” means, with respect to any Person, any written or oral agreement, contract, subcontract, lease (whether for real or personal property), mortgage, license, or other legally binding commitment or undertaking of any nature to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable Law.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise.

“Conversion Shares” has the meaning set forth in the Recitals.

“Disclosure Deadline” has the meaning set forth in Section 4.4.

“Disqualification Event” has the meaning set forth in Section 3.1(mm).

“DTC” has the meaning set forth in Section 4.1(c).

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval system.

“Effect” means any effect, change, event, circumstance, state of fact, occurrence or development.

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Environmental Law” has the meaning set forth in Section 3.1(cc).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Extended Stockholder Approval Period” has the meaning set forth in Section 4.12.

“GAAP” means generally accepted accounting principles and practices in effect from time to time within the United States applied consistently throughout the period involved.

“Governmental Authority” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature, (b) federal, state, local, municipal, foreign, supra-national or other government, (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, bureau, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and any taxing authority) or (d) self-regulatory organization (including Nasdaq).

“Hazardous Materials” has the meaning set forth in Section 3.1(cc).

“HIPAA” has the meaning set forth in Section 3.1(nn).

“Indemnified Person” has the meaning set forth in Section 4.14.

“Intellectual Property” has the meaning set forth in Section 3.1(o).

3

“Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in substantially the form of Exhibit D, executed by the Company and delivered to the Transfer Agent.

“IT Systems” has the meaning set forth in Section 3.1(nn).

“Law” means any federal, state, national, supra-national, foreign, local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling, order, judgment or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority (including under the authority of Nasdaq or the Financial Industry Regulatory Authority, Inc.).

“Material Adverse Effect” means any Effect, individually or together with any other Effect, that (a) has had, has, or would reasonably be expected to have a material adverse effect on the business, properties, financial condition, results of operations or prospects related thereto of the Company and its Subsidiaries, taken as a whole; (b) prevents or materially interferes with the consummation of the transactions contemplated hereby or (c) results in the delisting of the Common Stock from Nasdaq.

“Nasdaq” means The Nasdaq Stock Market LLC.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Outside Date” means the fifth Business Day following the date of this Agreement.

“Per Share Purchase Price” means $20.00 per Common Share and $20.00 per Preferred Share.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Personal Data” has the meaning set forth in Section 3.1(nn).

“Placement Agents” has the meaning set forth in the Recitals.

“Plan” has the meaning set forth in Section 3.1(l).

“Preferred Shares” has the meaning set forth in the Recitals.

“Press Release” has the meaning set forth in Section 4.4.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Global Market.

“Privacy Laws” has the meaning set forth in Section 3.1(oo).

“Privacy Statements” has the meaning set forth in Section 3.1(oo).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Process” or “Processing” has the meanings set forth in Section 3.1(oo).

“Purchaser” or “Purchasers” has the meaning set forth in the Preamble.

4

“Purchaser Deliverables” has the meaning set forth in Section 2.3(b).

“Purchaser Party” has the meaning set forth in Section 4.14.

“Registrable Securities” has the meaning set forth in the Registration Rights Agreement.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities.

“Regulation D” has the meaning set forth in the Recitals.

“Regulatory Agencies” has the meaning set forth in Section 3.1(kk).

“Requisite Stockholder Approval” has the meaning set forth in Section 4.12.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Sanctioned Country” has the meaning set forth in Section 3.1(gg).

“Sanctions” has the meaning set forth in Section 3.1(gg).

“Sarbanes-Oxley Act” has the meaning set forth in Section 3.1(s).

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Secretary’s Certificate” has the meaning set forth in 2.3(a)(vi).

“Securities” has the meaning set forth in the Recitals.

“Securities Act” has the meaning set forth in the Recitals.

“Series A Preferred Stock” means Series A Non-Voting Convertible Preferred Stock of the Company, par value $0.0001 per share.

“Series B Preferred Stock” has the meaning set forth in the Recitals.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or non-U.S. regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Special Meeting” has the meaning set forth in Section 4.12.

“Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Securities purchased hereunder by such Purchaser set forth in the “Aggregate Purchase Price” column opposite such Purchaser’s name in the table set forth on Annex A, in United States dollars and in immediately available funds, which amount represents the number and type of Securities purchased by such Purchaser multiplied by the applicable Per Share Purchase Price.

5

“Subsidiary” means any significant subsidiary of the Company.

“Trading Day” means a day on which the Principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Certificate of Designation, the Irrevocable Transfer Agent Instructions and any other documents or agreements explicitly contemplated hereunder.

“Transfer Agent” means Equiniti Trust Company, LLC, the current transfer agent of the Company, or any successor transfer agent for the Company.

“USPTO” has the meaning set forth in Section 3.1(o).

ARTICLE 2

PURCHASE AND SALE

2.1 Purchase and Sale. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company will issue and sell to the Purchasers, and the Purchasers will purchase, severally and not jointly, the number of Securities set forth opposite the names of each such Purchaser under the headings “Number of Common Shares Purchased” and “Number of Preferred Shares Purchased” on Annex A, for the aggregate purchase price set forth opposite the name of such Purchaser under the heading “Aggregate Purchase Price” on Annex A.

2.2 Closing.

(a) Closing. Upon the satisfaction or waiver of the conditions set forth in Section 2.1, Section 2.2 and Article 5, the closing of the purchase and sale of the Securities (the “Closing”) shall take place remotely via exchange of executed documents and funds on the first Business Day after the date hereof (the “Closing Date”).

(b) Payment and Delivery of Securities. On or prior to the Closing Date and subject to the last sentence of this Section 2.2(b), each Purchaser shall deliver to the Company such Purchaser’s Subscription Amount via wire transfer of immediately available funds to the account designated in Annex B or by other means approved by the Company on or prior to the Closing Date. At the Closing, the Company shall deliver to such Purchaser against payment therefor a book-entry statement from the Transfer Agent evidencing the number and type of Securities set forth opposite such Purchaser’s name on Annex A, registered in the name of such Purchaser (or its nominee in accordance with its delivery instructions), free and clear of any liens or restrictions (other than those arising under state and federal securities laws) and bearing the legend set forth in Section 4.1(b). If a Purchaser has delivered the Subscription Amount prior to the Closing Date, and the Closing does not occur for any reason on or prior to the fifth Business Day following the expected Closing Date, the Company shall promptly (but not later than one Business Day thereafter) return such Purchaser’s Subscription Amount to such Purchaser by wire transfer of United States dollars in immediately available funds to the account specified by such Purchaser, and any book entries for the Securities shall be deemed cancelled; provided that, unless this Agreement has been terminated pursuant to Section 6.18, such return of funds shall not terminate this Agreement or relieve the Purchasers of their respective obligations to purchase the Securities at the Closing. Notwithstanding anything in this Agreement to the contrary and as may be agreed to among the Company and one or more Purchasers, a Purchaser shall not be required to wire its Subscription Amount until it confirms receipt of a book-entry statement or other evidence acceptable to such Purchaser from the Transfer Agent evidencing the issuance of the Securities to such Purchaser (or its nominee in accordance with its delivery instructions) on and as of the Closing Date.

6

2.3 Closing Deliverables.

(a) On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i) evidence of the issuance of the Securities in the names of such Purchaser by book-entry statement from the Transfer Agent (in the name of such Purchaser as set forth on such Purchaser’s Stock Issuance Questionnaire, the form of which is included as Exhibit C hereto);

(ii) a legal opinion of Company Counsel, dated as of the Closing Date and in form and substance reasonably satisfactory to the Purchasers, executed by such counsel and addressed to the Purchasers and the Placement Agents;

(iii) the Registration Rights Agreement, duly executed by the Company;

(iv) duly executed Irrevocable Transfer Agent Instructions instructing the Transfer Agent to deliver, on an expedited basis, the number of Securities set forth opposite the name of such Purchaser under the headings “Number of Common Shares Purchased” and “Number of Preferred Shares Purchased” on Annex A attached hereto, registered in the name of such Purchaser (or its nominee, as directed by such Purchaser);

(v) a copy of the Notification Form: Listing of Additional Shares for the listing of the Common Shares and the Conversion Shares filed by the Company with Nasdaq;

(vi) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (A) certifying the resolutions adopted by the Board of Directors or a duly authorized committee thereof approving the transactions contemplated by this Agreement, the other Transaction Documents and the issuance of the Securities and the Conversion Shares, (B) certifying the current versions of the restated certificate of incorporation, as amended (the “Charter”), and amended and restated by-laws (the “Bylaws”), each of the Company and (C) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in substantially the form attached hereto as Exhibit E;

(vii) the Compliance Certificate referred to in Section 5.1(h);

(viii) a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware, as of a date within three Business Days of the Closing Date;

(ix) a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company is qualified to do business as a foreign corporation, as of a date within four Business Days of the Closing Date;

(x) a certified copy of the Certificate of Designation, as filed with the Secretary of State of the State of Delaware; and

(xi) executed copies of a lock-up agreement from each executive officer and director of the Company listed on Exhibit G hereto, in the form attached as Annex C hereto.

(b) On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i) this Agreement, duly executed by such Purchaser;

(ii) such Purchaser’s Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth in the “Aggregate Purchase Price” column opposite such Purchaser’s name in the table set forth on Annex A by wire transfer to the Company;

(iii) the Registration Rights Agreement, duly executed by such Purchaser; and

7

(iv) a fully completed Stock Issuance Questionnaire, duly executed by such Purchaser, in the form attached hereto as Exhibit C.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants the following as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, in which cases the applicable representations and warranties of the Company shall be deemed to speak as of the applicable referenced dates) to each of the Purchasers and to the Placement Agents:

(a) Due Organization; Subsidiaries. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the SEC Reports. The Company has no Subsidiaries other than the Subsidiaries listed on Exhibit 21.1 to its Annual Report on Form 10-K for the year ended December 31, 2023. The Company owns all of the issued and outstanding membership interests or capital stock of each of the Subsidiaries, and other than the membership interests or capital stock of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity. Complete and correct copies of the charters and the bylaws or similar governing documents of the Company have been filed with the Commission on EDGAR, and no changes therein will be made on or after the date hereof through and including the Closing (other than the filing of the Certificate of Designation). Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full limited liability company or corporate power and authority to own, lease and operate its properties and to conduct its business as described in the SEC Reports. Each Subsidiary is duly qualified to do business as a foreign limited liability company or corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All of the outstanding membership interests or shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into the Transaction Documents and to perform its obligations under and consummate the transactions contemplated hereby or thereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, sale, issuance and delivery of the Securities and, subject to the Requisite Stockholder Approval, the Conversion Shares contemplated herein has been taken. Each of the Transaction Documents has been (or upon delivery will have been) duly executed and delivered by the Company and is, or when delivered in accordance with the terms hereof or thereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, examinership, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

8

(c) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents and the issuance, sale and delivery of the securities to be sold by the Company under the Transaction Documents (including the issuance of the Securities and, subject to the Requisite Stockholder Approval, the Conversion Shares upon the conversion of the Preferred Shares), the performance by the Company of its obligations under the Transaction Documents and the consummation of the transactions contemplated hereby or thereby (including without limitation, the issuance of the Securities and the reservation for the issuance of the Conversion Shares) do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would reasonably be expected to result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (i) the Charter or Bylaws or similar organizational documents of any of the Subsidiaries, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is subject, or (iii) any U.S. or Russian federal, state, local or foreign law, regulation or rule, or (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority having jurisdiction over the Company, the Securities or, subject to the Requisite Stockholder Approval, the Conversion Shares upon the conversion of the Preferred Shares (including, without limitation, the rules and regulations of Nasdaq), or (v) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except in the case of the foregoing clauses (ii), (iii), (iv) and (v), for any such breaches, violations, defaults, repurchases, redemptions, repayments or events that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) Filings, Consents and Approvals. Except for any Current Report on Form 8-K or Notice of Exempt Offering of Securities on Form D to be filed by the Company in connection with the transaction contemplated hereby, any required filing with Nasdaq (other than the Listing of Additional Shares notification form for the listing of the Common Shares and the Conversion Shares), the Requisite Stockholder Approval, the filing of the Certificate of Designation and the Registration Statement required to be filed by the Registration Rights Agreement, neither the Company nor any of its Subsidiaries is required to give any notice to, or make any filings with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by the Transaction Documents. Assuming the accuracy of the representations of the Purchasers in Section 3.2, no consent, approval, authorization or other order of, or registration, qualification or filing with, any court, regulatory body, administrative agency, self-regulatory organization, stock exchange or market (including Nasdaq), or other governmental body is required for the execution and delivery of the Transaction Documents, the valid issuance, sale and delivery of the Securities to be sold pursuant to the Transaction Documents (including, subject to the Company obtaining the Requisite Stockholder Approval, the issuance of Conversion Shares upon conversion of the Preferred Shares) other than such as have been or will be made or obtained, or for any securities filings required to be made under federal or state securities laws applicable to the offering of the Securities or the issuance of Conversion Shares upon conversion of the Preferred Shares (other than the Requisite Stockholder Approval and filings that have been made, or will be made, pursuant to the rules and regulations of Nasdaq). The Company and its Subsidiaries are unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to this Section 3.1(d).

(e) Issuance of the Securities and the Conversion Shares. The issuance of the Securities has been duly authorized, and the Securities, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights, except for any such rights that have been waived, and restrictions (other than as provided in the Certificate of Designation or any restrictions on transfer generally imposed under applicable securities laws). The issuance of the Conversion Shares has been duly authorized and the Conversion Shares, subject to the Requisite Stockholder Approval, when issued in accordance with the terms of the Certificate of Designation, will be duly authorized, validly issued, fully paid and non-assessable, and shall be statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights, except for any such rights that have been waived, and restrictions (other than as provided in this Agreement or any restrictions on transfer generally imposed under applicable securities laws). The Company has reserved such number of shares of Common Stock sufficient to enable full conversion of all of the Preferred Shares.

9

(f) Capitalization. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company. As of June 26, 2024, there were (i) 17,816,238 shares of Common Stock issued and outstanding and (ii) 166,341.592 shares of Series A Preferred Stock issued and outstanding. The Company has not issued any capital stock since its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, other than pursuant to awards issued under the Company’s 2016 Incentive Award Plan and Amended and Restated 2018 Employment Inducement Incentive Award Plan, or the conversion of shares of the Series A Preferred Stock into shares of Common Stock. Except for warrants, the Series A Preferred Stock, and awards pursuant to the Company’s 2016 Incentive Award Plan, employee stock purchase plan, and Amended and Restated 2018 Employment Inducement Incentive Award Plan, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or capital stock of any Subsidiary.

(g) SEC Reports; Disclosure Materials. The Company has filed or furnished, as applicable, on a timely basis all forms, statements, schedules, certifications, reports and other documents required to be filed or furnished by it with the Commission under the Exchange Act or the Securities Act since November 13, 2023 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “SEC Reports”). As of the time it was filed with the Commission (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and as of the time they were filed, none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Reports.

(h) Financial Statements. As of their respective filing dates, the financial statements (including any related notes) contained or incorporated by reference in the SEC Reports (i) complied as to form in all material respects with the Securities Act and the Exchange Act, as applicable, and the published rules and regulations of the Commission applicable thereto, (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q of the Commission, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount) applied on a consistent basis unless otherwise noted therein throughout the periods indicated and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the periods covered thereby. Other than as expressly disclosed in the SEC Reports filed at least one Business Day prior to the date hereof, there has been no material change in the Company’s accounting methods or principles that would be required to be disclosed in the Company’s financial statements in accordance with GAAP. There are no financial statements (historical or pro forma) that are required to be included in the SEC Reports that are not so included as required. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Reports fairly present the information called for in all material respects and have been prepared in connection with the Commission’s rules and guidelines applicable thereto. Except as set forth in the consolidated financial statements of the Company included in the SEC Reports filed at least one Business Day prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect. The books of account and other financial records of the Company and each of its Subsidiaries are true and complete in all material respects.

(i) Independent Accountants. Ernst & Young LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is included in the SEC Reports, are independent registered public accountants as required by the Securities Act and the rules of the Public Company Accounting Oversight Board.

10

(j) Absence of Certain Changes. Since the date of the Balance Sheet, there has been (i) no Material Adverse Effect, (ii) no transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) no obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) no change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries, other than as described in the SEC Reports and Section 3.1(f) of this Agreement and (v) no dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary.

(k) Litigation. Except as described in the SEC Reports, there is no legal, governmental, administrative or regulatory investigation, action, suit, claim or proceeding pending or, to the Company’s Knowledge, threatened to which the Company or any of its Subsidiaries or any of their respective officers or directors is a party (in their respective capacities as such), or to which any property of the Company or the Subsidiaries is or would reasonably be expected to be subject, before any court, board, body, regulatory or non-regulatory administrative agency or competent authority, which if determined adversely to the Company or any of the Subsidiaries would, individually or in the aggregate, have a Material Adverse Effect.

(l) Employment Matters. Except for matters which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each “employee benefit plan” (within the meaning of Section 3(3) of ERISA) for which the Company or any member of its “Controlled Group” (defined as any organization that is a member of a controlled group of corporations within the meaning of Section 414 of the Code, including its subsidiaries, would have liability) (each a “Plan”) (i) is in compliance in all material respects with all presently applicable statutes, rules and regulations, including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (as defined in Section 4043 of ERISA) has occurred for which the Company or any member of its Controlled Group would have any liability; and (B) neither the Company nor any member of its Controlled Group has incurred or expects to incur liability under Title IV of ERISA (other than for contributions to the Plan or premiums payable to the Pension Benefit Guaranty Corporation, in each case in the ordinary course and without default); (iii) no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has failed to satisfy the minimum funding standard within the meaning of such sections of the Code or ERISA; and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

(m) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under the Charter, the Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock, the Bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any of its Subsidiaries (i) is in default of or in violation of, nor has the Company or any of its Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any material license, lease, contract or other agreement or instrument to which it is a party or by which any of its properties may be bound or affected, or (ii) is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries.

(n) Title to Properties and Assets. Neither the Company nor the Subsidiaries own any real property; the Company and each of the Subsidiaries have good and marketable title to all tangible personal property described in the SEC Reports as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances, except those that do not materially interfere with the use or proposed use of such property by the Company or the Subsidiary, respectively, or as would not materially or adversely affect the value of such property; all the property described in the SEC Reports as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases, except where such failure to hold such property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws relating to creditor’s rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

11

(o) Intellectual Property Rights. Except as disclosed in the SEC Reports, the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the patent applications, patents, trademarks, trademark registrations, tradenames, service marks, copyrights, trade secrets and other unpatented or unpatentable proprietary information necessary for, or used in the conduct, or the proposed conduct, of the business of the Company and its Subsidiaries taken as a whole in the manner described in the SEC Reports (collectively, “Intellectual Property”), except as such failure to own or obtain rights would not result in a Material Adverse Effect; except as disclosed in the SEC Reports (i) to the Company’s Knowledge, there are no third parties who have any ownership rights in or to any Intellectual Property that is owned by the Company, and, to the Company’s Knowledge, no third party has any ownership right in or to any Intellectual Property in any field of use that is exclusively licensed to the Company, other than the licensor to the Company of such Intellectual Property; (ii) the Company has not received written notice of any material infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others alleging that the Company is infringing, misappropriating, diluting or otherwise violating any rights of others with respect to any Intellectual Property; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any of the patent or patent applications owned or exclusively licensed by the Company included in the Intellectual Property; (v) the Company has not received written notice of any claim of material infringement with any asserted rights of others with respect to any of the Company’s products, proposed products, processes or Intellectual Property; (vi) except as would not reasonably be expected to result in a Material Adverse Effect, the development, sale and any currently proposed use of any of the products, proposed products or processes of the Company referred to in the SEC Reports, in the current or proposed conduct of the businesses of the Company in the manner and to the extent described in the SEC Reports, do not currently, and will not upon commercialization, infringe any right or valid patent claim of any third party; (vii) to the Company’s Knowledge, the parties prosecuting the patents and patent applications owned or licensed to the Company or under which the Company has rights included in the Intellectual Property have complied with their duty of candor and disclosure to the U.S. Patent and Trademark Office (the “USPTO”) in connection with such applications and the Company is not aware of any facts required to be disclosed to the USPTO that were not disclosed to the USPTO and which would preclude the grant of a patent in connection with any such application, or in the view of the Company could form a reasonable basis of a finding of invalidity with respect to any patents that have issued with respect to such applications; (viii) there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office or of which the Company is otherwise aware; (ix) the product candidates described in the SEC Reports as under development by the Company or any Subsidiary fall within the scope of the claims of one or more patents owned by, or exclusively licensed to, the Company or any Subsidiary; and (x) to the Company’s knowledge, there is no patent or published patent application in the U.S. or other jurisdiction which contains claims that dominate or may dominate the Intellectual Property or that interferes with the issued or pending claims of any such Intellectual Property; the description of the Intellectual Property included or incorporated by reference in the SEC Reports is accurate and complete in all material respects and presents fairly the information purported to be described therein.

(p) Insurance. The Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses and which is commercially reasonably for the current conduct of their respective businesses; to the Company’s Knowledge, all such insurance is fully in force on the date hereof and is expected to be fully in force at each time of purchase, if any; neither the Company nor any Subsidiary has reason to believe that it will not be able to (i) renew any such insurance as and when such insurance expires or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted at a cost that would not, individually or in the aggregate, reasonably be expected to result in any Material Adverse Effect.

(q) [Reserved].

(r) Company’s Accounting System. The Company and the Subsidiaries maintain a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that has been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization and any unauthorized access that could have a material effect on the Company’s financial statements is timely detected; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Reports, there are no material weaknesses in the Company’s internal controls. The auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

12

(s) Sarbanes-Oxley; Disclosure Controls. The Company and its Subsidiaries have established and maintain and evaluate “disclosure controls and procedures” (as such term is defined in Rule 13a-15 under the Exchange Act); such disclosure controls and procedures have been designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; except as disclosed in the SEC Reports, no “significant deficiencies” or “material weaknesses” (as such terms are defined in Rule 1-02(a)(4) of Regulation S-X under the Securities Act) of the Company were identified in connection with the audit by the Company’s independent registered public accountants of the Company’s financial statements for the fiscal year ended December 31, 2023; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses and the principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct in all material respects. The Company has taken all actions reasonably necessary to ensure that the Company and the Subsidiaries and their respective officers and directors, in their capacities as such, are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith.

(t) [Reserved].

(u) Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agents with respect to the offer and sale of the Securities (which placement agent fees are being paid by the Company). The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(u) that may be due in connection with the transactions contemplated by the Transaction Documents.

(v) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents or, subject to the Company obtaining the Requisite Stockholder Approval, for the issuance of the Conversion Shares upon conversion of the Preferred Shares. The issuance and sale of the Securities hereunder and, subject to the Company obtaining the Requisite Stockholder Approval, the issuance of the Conversion Shares upon conversion of the Preferred Shares does not contravene the rules and regulations of the Principal Trading Market.

(w) Company Not an “Investment Company.” The Company is not, and will not be, immediately after receipt of payment for the Securities, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

(x) Registration Rights. Other than the Purchasers or as set forth in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of the offer and sale of any securities of the Company other than (i) those offers and sales which are currently registered on an effective registration statement on file with the Commission and (ii) such rights as have been temporarily waived.

13

(y) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission or the Principal Trading Market is contemplating terminating such registration or listing. The Company is, and immediately following the Closing will be, in compliance with all applicable listing requirements of the Principal Trading Market. The Company has filed with Nasdaq a Listing of Additional Shares notification form covering the Common Shares and the Conversion Shares and has not received any objections from Nasdaq with respect to such application with respect to the transactions contemplated hereby.

(z) Disclosure. Except for certain clinical data and related information with respect to the Company’s clinical trials of Descartes-08 in patients with myasthenia gravis provided to the Purchasers (the “Clinical Information”), the Company confirms that it has not provided, and none of its officers or directors nor any other Person acting on its or their behalf (including, without limitation, the Placement Agents) has provided, and it has not authorized the Placement Agents to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder and thereunder may constitute such information, all of which, other than the Clinical Information, will be disclosed by the Company in the Press Release as contemplated by Section 4.4 hereof. Prior to the issuance of the Press Release, the Company will issue a press release disclosing all material portions of the Clinical Information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.

(aa) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries, any of its Affiliates nor, to the Company’s Knowledge, any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under the Securities Act, including Regulation D, in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(bb) Tax Matters. Except as described in the SEC Reports, all material tax returns required to be filed by the Company or any of the Subsidiaries have been filed (subject to permitted extensions), and all material taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any material interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided. The Company is classified as a Subchapter C corporation for U.S. federal tax purposes.

(cc) Compliance with Environmental Laws. The Company and the Subsidiaries are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and the Subsidiaries are not aware of any non-compliance with Environmental Laws, any past or present events, conditions, activities, practices, actions, omissions or plans that could reasonably be expected to result in non-compliance with Environmental Laws or any current liabilities under Environmental Laws, that could individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and the Subsidiaries (i) are not the subject of any investigation known to the Company, (ii) have not received any notice or claim, (iii) are not a party to any pending or, to the Company’s Knowledge, threatened action, suit or proceeding, (iv) are not bound by any judgment, decree or order or (v) have not entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other legal requirement relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

14

(dd) No General Solicitation. Neither the Company nor, to the Company’s Knowledge, any person acting on behalf of the Company has, directly or indirectly, offered or sold any of the Securities or Conversion Shares, or solicited any offers to buy any Securities or Conversion Shares, under any circumstances that would require registration under the Securities Act of the Securities or the Conversion Shares, including by any form of general solicitation or general advertising.

(ee) Anti-Corruption and Anti-Bribery Laws. None of the Company, any of the Subsidiaries or any of their respective officers or directors or, to the Company’s Knowledge, any agent, employee or controlled affiliate of the Company or any of the Subsidiaries (i) has, directly or indirectly, made, offered, promised, or authorized the unlawful payment or provision of anything of value to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of any public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office, or (ii) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, or the OECD Convention on Bribery of Foreign Public Officials in International Business Transactions; the Company, the Subsidiaries and, to the Company’s Knowledge, its controlled affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith.

(ff) Money Laundering Laws. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the USA PATRIOT Act, the Bank Secrecy Act of 1970, as amended, the anti-money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over the Company (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.

(gg) OFAC. None of the Company, any of the Subsidiaries or any of their respective officers or directors or, to the Company’s Knowledge, any agent, employee or controlled affiliate of the Company or any of the Subsidiaries is currently subject to or has been subject in the last five years to any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, His Majesty’s Treasury or any other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries organized or resident in a country or territory that is the subject of Sanctions (a “Sanctioned Country”), and the Company will not knowingly directly or indirectly use the proceeds of the offering of the Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person or country that, at the time of such funding or facilitation, is known to the Company to be the subject of Sanctions or a Sanctioned Country, respectively, or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor, or otherwise) of Sanctions. To best of the Company’s Knowledge, for the past five years, none of the Company or any Subsidiaries has engaged in any direct or indirect dealings or transactions with any person or country that, at the time of such dealing or transaction, was the subject of Sanctions or a Sanctioned Country, respectively.

(hh) [Reserved].

(ii) Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and that the obligations of each Purchaser under this Agreement and the other Transaction Documents are several and not joint. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

15

(jj) No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any of its Subsidiaries has taken, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or Conversion Shares or otherwise, and has taken no action which could reasonably be expected to directly or indirectly violate Regulation M under the Exchange Act.

(kk) Clinical Data and Regulatory Compliance. The preclinical studies and clinical trials conducted by or, to the Company’s Knowledge, on behalf of the Company that are described in, or the results of which are referred to in, the SEC Reports were and, if still pending, are being conducted in all material respects in accordance with applicable local, state and federal laws, rules and regulations, including, but not limited to, the Federal Food, Drug and Cosmetic Act and its applicable implementing regulations; each description of the results of such studies contained in the SEC Reports is accurate in all material respects and fairly presents the data derived from such studies, and the Company is not aware of any other studies the results of which the Company reasonably believes call into question the study results described or referred to in the SEC Reports; and except as disclosed in the SEC Reports, neither the Company nor any Subsidiary has received any written notices or other written correspondence from the Food and Drug Administration of the U.S. Department of Health and Human Services or any committee thereof or from any other U.S. or foreign government or drug or medical device regulatory agency having jurisdiction over the Company or any of its properties (collectively, the “Regulatory Agencies”) requiring the termination, suspension or material adverse modification of any clinical trials that are described or referred to in the SEC Reports; and the Company and the Subsidiaries have each operated and currently are in compliance with all applicable rules and regulations of the Regulatory Agencies except where the failure to be in compliance would not be expected reasonably to have a Material Adverse Effect.

(ll) No Additional Agreements. The Company does not have any agreement or understanding (including side letters) with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(mm) No Disqualification Events. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1). Other than the Placement Agents, the Company is not aware of any Person (other than any Company Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities or the Conversion Shares pursuant to this Agreement. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agents a copy of any disclosures provided thereunder.

(nn) Security. The Company and the Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and the Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all Personal Data (as defined below) that is in the Company’s possession, and sensitive, confidential or regulated data (collectively, the “Confidential Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Confidential Data and to the protection of such IT Systems and Confidential Data from unauthorized use, access, misappropriation or modification. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) Protected Health Information as defined by the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”); (iv) “personal data” as defined by the European Union General Data Protection Regulation (EU 2016/679), and (v) any other piece of information that allows the identification of such natural person.

16

(oo) Compliance with Data Privacy Laws. To the Company’s Knowledge, the Company and its Subsidiaries are, and at all times since January 1, 2024 have been, in material compliance with all applicable state and federal data privacy and security Laws and regulations regarding the collection, use, storage, retention, disclosure, transfer, disposal, or any other processing (collectively “Process” or “Processing”) of Personal Data, including HIPAA, the California Consumer Privacy Act, and the European Union General Data Protection Regulation (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take all appropriate steps necessary to ensure compliance in all material respects with their policies and procedures relating to data privacy and security, and the Processing of Personal Data and Confidential Data (the “Privacy Statements”). To the Company’s Knowledge, none of such disclosures made or contained in any Privacy Statements have been materially inaccurate, misleading, incomplete, or in material violation of any Privacy Laws. The Company further certifies that neither it nor any of its Subsidiaries: (i) has received notice of any actual or potential claim, complaint, proceeding, regulatory proceeding or liability under or relating to, or actual or potential violation of, any of the Privacy Laws, contracts related to the Processing of Personal Data or Confidential Data, or Privacy Statements, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law or contract; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company and the Placement Agents as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization with the requisite corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, examinership, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any Law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

17

(c) Investment Intent. Such Purchaser understands that the Securities are (and the Conversion Shares will be) “restricted securities” and the offer and sale thereof have not been registered under the Securities Act or any applicable U.S. state securities law, and is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities (or the Conversion Shares) or any part thereof in violation of the Securities Act or any applicable U.S. state or other securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities or Conversion Shares for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities or Conversion Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable U.S. federal, state and other securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity in violation of federal securities law.

(d) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement. The purchase of the Securities by such Purchaser has not been solicited by or through anyone other than the Company or, on the Company’s behalf, the Placement Agents.

(f) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities.

(g) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

18

(h) Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company, the Placement Agents or any other Person regarding the transactions contemplated hereby, the Purchaser has not, directly or indirectly, effected or agreed to effect any Short Sales. Notwithstanding the foregoing, (i) in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, the foregoing representation shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement and (ii) and in the case of a Purchaser whose investment adviser utilized an information barrier with respect to the information regarding the transactions contemplated hereunder after first being contacted by the Company or such other Person representing the Company, the representation set forth above shall only apply after the point in time when the portfolio manager who manages such Purchaser’s assets was informed of the information regarding the transactions contemplated hereunder and, with respect to the Purchaser’s investment adviser, the representation set forth above shall only apply with respect to any purchases or sales, including Short Sales, of the securities of the Company on behalf of other funds or investment vehicles for which the Purchaser’s investment adviser is also an investment adviser or sub-adviser after the point in time when the portfolio manager who manages the assets of such other funds or investment vehicles for which the Purchaser’s investment adviser is also an investment adviser or sub-adviser was informed of the information regarding the transactions contemplated hereunder. Other than to other Persons party to this Agreement and to the Purchaser’s representatives or agents, including, but not limited to, the Purchaser’s legal, tax and investment advisors, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(i) Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser. No Purchaser shall have any obligation with respect to any fees, or with respect to any claims made by or on behalf of other Persons for fees, in each case of the type contemplated by this Section 3.2(i) that may be due in connection with the transactions contemplated by this Agreement or the Transaction Documents.

(j) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Purchaser understands that the Placement Agents have acted solely as the agent of the Company in this placement of the Securities and such Purchaser has not relied on the business or legal advice of the Placement Agents or any of their agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(k) Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(l) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m) Regulation M. Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Securities and other activities with respect to the Securities by the Purchasers.

(n) Beneficial Ownership. The purchase by such Purchaser of the Securities issuable to it at the Closing will not result in such Purchaser (individually or together with any other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, beneficial ownership in excess of 19.9% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that such Closing shall have occurred. Such Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of such Closing when added to any other securities of the Company that it or they then own or have the right to acquire, beneficial ownership in excess of 19.9% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that such Closing shall have occurred. The foregoing representation and warranty in this Section 3.2(n) is not made by TAS Partners LLC or any of its Affiliates.

19

(o) Residency. Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address set forth under such Purchaser’s name on Annex A hereto or as otherwise disclosed to the Company in writing (which writing may be an email from a Purchaser or its agent) or as otherwise specified below its address on Annex A hereto.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article 3 and the Transaction Documents.

ARTICLE 4

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Compliance with Laws. Notwithstanding any other provision of this Article 4, each Purchaser covenants that the Securities and Conversion Shares may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable U.S. state and federal securities laws. In connection with any transfer of the Securities or the Conversion Shares other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule), or (iv) in connection with a bona fide pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities or Conversion Shares under the Securities Act and, as a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities or Conversion Shares.

(b) Legends. Book-entry statements evidencing the Securities and any Conversion Shares shall bear any legend as required by the “blue sky” Laws of any state and a restrictive legend in substantially the following form:

THE OFFER AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE TO WHICH THIS CONFIRMATION RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY AND ITS TRANSFER AGENT SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND THE TRANSFER AGENT THAT SUCH REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

20

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities or Conversion Shares in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or Conversion Shares or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities or Conversion Shares may reasonably request in connection with a pledge or transfer of the Securities or Conversion Shares, as applicable, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Securities or Conversion Shares subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(b).

(c) Removal of Legends. The legend set forth in Section 4.1(b) above shall be removed and the Company shall cause its Transfer Agent to issue book-entry statements without such legend or any other legend to the holder of the applicable Securities or Conversion Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”) (i) upon effectiveness of the initial Registration Statement covering the resale of the Common Shares and the Conversion Shares, and upon request of a Purchaser (including, for the avoidance of doubt, by providing the Transfer Agent with an opinion of a counsel or other documentation acceptable to the Transfer Agent permitting such removal) and receipt of a representation letter from the Purchaser in the form attached hereto as Exhibit H, (ii) upon receipt of notice from a Purchaser stating that the applicable Securities or Conversion Shares have been sold pursuant to an effective Registration Statement, (iii) if such Securities or Conversion Shares are sold or transferred pursuant to Rule 144, or (iv) if such Securities or Conversion Shares are eligible for sale under Rule 144, without the requirement for the Company to be compliance with the current public information required under Rule 144 as to such Securities or Conversion Shares and without volume or manner-of-sale restrictions. Book-entry notations for the Securities or Conversion Shares subject to legend removal hereunder may be transmitted by the Company’s Transfer Agent to such Purchaser by crediting the DTC account of such Purchaser’s broker or other DTC participant as directed by such Purchaser, and the Company shall provide any legal opinions, or other information acceptable to the Transfer Agent in lieu of legal opinions, required by the Transfer Agent in connection with any such legend removal.

(d) Irrevocable Transfer Agent Instructions. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.1(d) (or instructions that are consistent therewith) will be given by the Company to its Transfer Agent in connection with this Agreement, and that the Securities and Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(d) may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d) that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing irreparable harm or economic loss and without any bond or other security being required.

4.2 Furnishing of Information. In order to enable the Purchasers to sell the Securities and Conversion Shares under Rule 144, until such time as Purchaser may sell the Securities and Conversion Shares without limitation under Rule 144 (including without the need for current public information required by Rule 144(i)(2)), the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and, if during such period, the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities and Conversion Shares under Rule 144.

21

4.3 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities or the Conversion Shares in a manner that would require the registration under the Securities Act of the sale of the Securities or the Conversion Shares to the Purchasers, or that will be integrated with the offer or sale of the Securities or the Conversion Shares for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. By no later than 9:00 a.m., New York City time, on the Trading Day immediately following the date hereof (provided that, if this Agreement is executed between midnight and 9:00 a.m., New York City time on any Trading Day, no later than 9:01 a.m. on the date hereof) (the “Disclosure Deadline”), the Company shall (a) issue a press release (the “Press Release”) reasonably acceptable to the Placement Agents disclosing (x) all material terms of the transactions contemplated hereby and by the other Transaction Documents and (y) all other material non-public information pertaining to the Company and its operations, to the extent such information has been provided or made available to any of the Purchasers prior to the issuance of the Press Release and (b) file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents, the Press Release, and the press release disclosing the Clinical Information); provided that the Press Release shall not publicly disclose the name of any Purchaser or investment adviser of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser without the prior written consent of such Purchaser. In addition, notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or investment adviser of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser without the prior written consent of such Purchaser (i) in any press release or marketing materials or (ii) in any filing with the Commission or any regulatory agency or Trading Market, except as required by U.S. federal securities law (A) in connection with any registration statement contemplated by the Registration Rights Agreement (which shall be subject to review and comment of the Purchasers pursuant to the terms of the Registration Rights Agreement) or the filing of final Transaction Documents (including signature pages thereto) with the Commission and (B) to the extent such disclosure is required by law, request of the Commission’s staff or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of and a reasonable opportunity to review such disclosure permitted under this subclause (ii). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents, including the Placement Agents. Each Purchaser, severally and not jointly with any other Purchaser, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the Press Release, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information provided in connection therewith; provided, however, that any disclosure may be made by the Purchaser to the Purchaser’s representatives or agents, including, but not limited to, the Purchaser’s legal, tax and investment advisors.

4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement or Law (including Section 203 of the Delaware General Corporation Law) in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Securities or Conversion Shares under the Transaction Documents.

4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including this Agreement, or as expressly required by any applicable securities law, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information regarding the Company that the Company believes constitutes material non-public information without the express written (email being sufficient) consent of such Purchaser, (i) unless prior thereto such Purchaser shall have committed to customary obligations regarding the confidentiality and use of such information and (ii) except in the case of material, nonpublic information provided to an observer of the Board of Directors or member of the Board of Directors who is affiliated with such Purchaser. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

22

4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes.

4.8 Principal Trading Market Listing. The Company shall use its reasonable best efforts to take all steps necessary to cause the Common Shares and the Conversion Shares to be approved for listing on the Principal Trading Market as promptly as possible.

4.9 Form D; Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon the written request of any Purchaser. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers under applicable securities or “blue sky” Laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Purchaser.

4.10 Short Sales After the Date Hereof. Such Purchaser shall not engage, directly or indirectly, in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as required by and described in Section 4.4 or (ii) this Agreement is terminated in full pursuant to Section 6.18.

4.11 Beneficial Ownership Limitation. Notwithstanding anything to the contrary set forth in the Certificate of Designation, the Company shall not effect any conversion of any share of Series B Preferred Stock, and a Purchaser shall not have the right to convert any portion of its Series B Preferred Stock, to the extent that, after giving effect to such attempted conversion set forth on an applicable Notice of Conversion (as defined in the Certificate of Designation) with respect to the Series B Preferred Stock, such Purchaser (or any of such Purchaser’s Affiliates or any other Person who would be a beneficial owner of Common Stock beneficially owned by the Purchaser for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Purchaser is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Purchaser and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock subject to the Notice of Conversion or the Automatic Conversion (as defined in the Certificate of Designation), as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Series B Preferred Stock beneficially owned by such Purchaser or any of its Attribution Parties, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Purchaser or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 4.11, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 4.11, in determining the number of outstanding shares of Common Stock, a Purchaser may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual filing with the Commission, as the case may be, (ii) a more recent public announcement by the Company that is filed with the Commission, or (iii) a more recent notice by the Company or the Company’s transfer agent to the Purchaser setting forth the number of shares of Common Stock then outstanding. For any reason at any time, upon the written request of a Purchaser (which may be by e-mail), the Company shall, within two Trading Days of such request, confirm in writing to such Purchaser (which may be by e-mail) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including Series B Preferred Stock, by such Purchaser or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Purchaser. The “Beneficial Ownership Limitation” shall initially be set at the discretion of each Purchaser to a percentage between 0% and 19.9% of the number of shares of the Common Stock outstanding or deemed to be outstanding as of the applicable measurement date, and such percentage shall be set at 9.9% for any Purchaser that does not make such designation on Annex A hereto. The Company shall be entitled to rely on representations made to it by any Purchaser in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Company, (i) any Purchaser may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.9%, which increase will not be effective until the 61st day after such written notice is delivered to the Company, and (ii) any Purchaser may reset the Beneficial Ownership Limitation percentage to a lower percentage provided that such decrease shall not become effective until the later of (x) 5:00 p.m. New York City time on the third Business Day after the date of the Requisite Stockholder Approval and (y) if the Requisite Stockholder Approval is not obtained within six months after the initial issuance of the Series B Preferred Stock, the date that is three Business Days after the date that is six months after the initial issuance of the Series B Preferred Stock. Upon such a change by a Purchaser of the Beneficial Ownership Limitation, not to exceed 19.9%, the Beneficial Ownership Limitation may not be further amended by such Purchaser without first providing the minimum notice required by this Section 4.11. Notwithstanding the foregoing, at any time following notice of a Fundamental Transaction (as defined in the Certificate of Designation), the Purchaser may waive and/or change the Beneficial Ownership Limitation effective immediately upon written notice to the Company and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Company. The provisions of this Section 4.11 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the shares of Common Stock underlying the Preferred Shares in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Purchaser for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. Notwithstanding the foregoing, the Beneficial Ownership Limitation shall not apply to TAS Partners LLC or any of its Affiliates.

23

4.12 Requisite Stockholder Approval. The Company shall use its best efforts to obtain stockholder approval of the conversion of all issued and outstanding Series B Preferred Stock into shares of Common Stock in accordance with the Nasdaq Stock Market Rules (the “Requisite Stockholder Approval”) at a special meeting of stockholders (the “Special Meeting”), which such Special Meeting shall be held no later than October 31, 2024. The Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolution and to cause the Board of Directors to recommend to the stockholders that they approve such resolution. If the Requisite Stockholder Approval is not obtained at the Special Meeting, the Company shall cause an additional meeting of the Company’s stockholders to be held within 90 days from the date of the Special Meeting (the “Extended Stockholder Approval Period”). If the Requisite Stockholder Approval is not obtained within the Extended Stockholder Approval Period, then the Company shall convene additional stockholder meetings every 90 days thereafter until the Requisite Stockholder Approval is obtained.

4.13 Conversion Procedures. The form of Notice of Conversion included in the Certificate of Designation sets forth the totality of the procedures required of the Purchasers in order to convert the Preferred Shares. Without limiting the preceding sentence, no ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required in order for the registered holder thereof to convert the Preferred Shares. No additional legal opinion, other information or instructions shall be required of a Purchaser to convert its Preferred Shares. The Company shall honor conversions of the Preferred Shares and shall deliver Conversion Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

24

4.14 Indemnification of Purchasers. Subject to the provisions of this Section 4.14, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees, investment advisers and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, investment advisers or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any Proceeding instituted against a Purchaser in any capacity, or any Purchaser Party, by any stockholder of the Company who is not an Affiliate of such Purchaser seeking indemnification, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents, or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities Laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). Promptly after receipt by any such Person (the “Indemnified Person”) of notice of any demand, claim or circumstances that would or may give rise to a claim or the commencement of any Proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.14, such Indemnified Person shall promptly notify the Company in writing and, (1) with respect to claims relating to clause (i) above, the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all reasonable and documented fees and expenses relating to such Proceeding or investigation and (2) with respect to claims relating to clause (ii) above, the Indemnified Person shall have the right to assume the defense thereof or, in its sole discretion, consent to the assumption of defense by the Company, and shall so inform the Company in such notice; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding under clause (i) or, if the Indemnified Person has consented to the Company assuming defense of a proceeding under clause (ii), any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (x) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (y) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (z) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In the event of the circumstances described in the foregoing clause (z), if the Indemnified Person notifies the Company in writing that such Indemnified Person elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense of such claim on behalf of such Indemnified Person. The Company shall not be liable for any settlement of any proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned or to the extent fees or costs incurred pursuant to this Section 4.14 are attributable to the Indemnified Person’s breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or the other Transaction Documents. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.15 Equal Treatment of Purchasers. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the Purchasers. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of shares of Common Stock or otherwise.

25

4.16 Restriction on Sale of Securities. During a period of 90 days from the date of this Agreement, the Company will not, without the prior written consent of the Placement Agents (a) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file or confidentially submit any registration statement under the Securities Act with respect to any of the foregoing, (b) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (c) publicly announce an intention to effect any such swap, agreement or other transaction described in clauses (a) and (b). The foregoing sentence shall not apply to (i) the Securities to be sold hereunder, (ii) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a convertible security outstanding on the date hereof and referred to in the SEC Reports, (iii) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the SEC Reports, (iv) any shares of Common Stock issued pursuant to any existing nonemployee director stock plan or dividend reinvestment plan referred to in the SEC Reports, or (v) the filing by the Company of any registration statement on Form S-8 or a successor form thereto.

4.17 Acknowledgement Regarding Placement Agents.

(a) Each Purchaser acknowledges that each of the Placement Agents is acting as a placement agent on a “best efforts” basis for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. Each Purchaser represents that such Purchaser was contacted regarding the sale of the Securities by a Placement Agent or the Company (or an authorized agent or representative thereof) with whom the Purchaser entered into a verbal or written confidentiality agreement.

(b) Each Purchaser represents that it is making this investment based on the results of its own due diligence investigation of the Company, and has not relied on any information or advice furnished by or on behalf of the Placement Agents in connection with the transactions contemplated hereby. Each Purchaser acknowledges that none of the Placement Agents has made, and will not make, any representations and warranties with respect to the Company or the transactions contemplated hereby, and the Purchaser will not rely on any statements made by the Placement Agents, orally or in writing, to the contrary.

ARTICLE 5

CONDITIONS PRECEDENT TO CLOSING

5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of each Purchaser to acquire Securities at the Closing is subject to the fulfillment to such Purchaser’s reasonable satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all respects as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct in all respects as of such date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, order, executive order, decree, judgment, writ, order, ruling or injunction shall have been enacted, entered, promulgated, issued or endorsed by any court of competent jurisdiction or any Governmental Authority that enjoins, prevents or prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities and the Conversion Shares (except for the Requisite Stockholder Approval), all of which shall be and remain so long as necessary in full force and effect.

26

(e) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(f) No Suspensions of Trading in Common Stock; No Stop Orders; Listing. The Common Stock shall not have been suspended by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, either (i) in writing by the Commission or the Principal Trading Market or (ii) by falling below the minimum listing maintenance requirements of the Principal Trading Market. No stop order shall have been imposed by Nasdaq, the Commission or any other Governmental Authority or regulatory body with respect to public trading in the Common Stock. The Company shall have filed the Notification Form: Listing of Additional Shares for the listing of the Common Shares and the Conversion Shares with Nasdaq, and Nasdaq shall have raised no objection to such notice and the transactions contemplated hereby.

(g) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.3(a).

(h) Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer and its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 5.1(a), (b), (e) and (f) in the form attached hereto as Exhibit F.

(i) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

5.2 Conditions Precedent to the Obligations of the Company to issue Securities. The Company’s obligation to issue the Securities at the Closing to each Purchaser is subject to the fulfillment to the reasonable satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) Representations and Warranties. The representations and warranties made by each Purchaser in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such date.

(b) Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c) No Injunction. No statute, rule, regulation, order, executive order, decree, judgment, writ, order, ruling or injunction shall have been enacted, entered, promulgated, issued or endorsed by any court of competent jurisdiction or any Governmental Authority that enjoins, prevents or prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Purchasers Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.3(b).

(e) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

27

ARTICLE 6

MISCELLANEOUS

6.1 Fees and Expenses. The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the issuance and sale of the Securities to the Purchasers.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. Before or at the Closing, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail at the e-mail address specified in this Section 6.3 prior to 5:00 p.m., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via electronic mail at the e- mail address or facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 p.m., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given if delivered personally or if sent by U.S. certified or registered mail, return receipt requested; provided, in the case of clauses (a) and (b), that notice shall not be deemed given or effective if the sender receives an automatic system-generated response that such electronic mail was undeliverable. The address for such notices and communications shall be as follows:

If to the Company:	Cartesian Therapeutics, Inc.
704 Quince Orchard Road, Gaithersburg, MD 20878
Attention: Blaine Davis
E-mail: [***]

With a copy to:	Covington & Burling LLP
One International Place, Suite 1020, Boston, MA 02110
Attention: Brian K. Rosenzweig, Sarah C. Griffiths
E-mail: [***]; [***]

If to a Purchaser:	To the address set forth under such Purchaser’s name on Annex A hereto;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers who collectively have subscribed to purchase at least a majority in interest of the Securities, which majority must include each Purchaser that has a Subscription Amount (including the Subscription Amounts of such Purchaser’s affiliate and related funds) that is no less than $20,000,000, provided that (i) no amendment to Section 4.4, Section 4.6, Section 4.10, Section 4.11, Section 4.12, Section 4.14, Section 4.15, this Section 6.4 or Section 6.18 may be made without the consent of each Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought and (ii) any proposed amendment that would, by its terms, have a disproportionate and materially adverse effect on any Purchaser shall require the consent of such Purchaser(s). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers (in the case of amendments or waivers following Closing, who then hold Securities). Notwithstanding anything to the contrary herein, without the express written consent of the Purchaser, this Agreement may not be amended, modified or waived to increase or decrease the number of Securities that such Purchaser is obligated to purchase hereunder or to increase or decrease the purchase price to be paid by such Purchaser for such Securities.

28

6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

6.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of each Purchaser. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the Purchasers.

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except (i) the Placement Agents are intended third-party beneficiaries of the representations and warranties in Article 3, Section 4.4, Section 4.16 and Section 4.17, and of this Section 6.7 and Section 6.19 and (ii) the Purchaser Parties are intended beneficiaries of Section 4.14.

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, or by any electronic signature complying with the U.S. ESIGN Act of 2000 or the New York Electronic Signatures and Records Act, such signature shall create a legally valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

29

6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13 Replacement of Securities. If any certificate or instrument evidencing any Securities or Conversion Shares is mutilated, lost, stolen or destroyed, the Company may issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities or Conversion Shares. If a replacement certificate or instrument evidencing any Securities or Conversion Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by Law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents, without the requirement of posting a bond. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any Law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.16 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

30

6.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group (including, without limitation, a “group” within the meaning of Section 13(d)(3) of the Exchange Act) with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsels may choose to communicate with the Company through Cooley LLP, counsel to the Placement Agents. Each Purchaser acknowledges that Cooley LLP has rendered legal advice to the Placement Agents and not to such Purchaser in connection with the transactions contemplated hereby, and that each such Purchaser has relied for such matters on the advice of its own respective counsel. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Purchaser. It is expressly understood that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

6.18 Termination. This Agreement may be terminated and the sale and purchase of the Securities abandoned at any time prior to the Closing (i) automatically if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the Outside Date or (ii) by a Purchaser (with respect to itself) if any of the conditions set forth in Section 5.1 shall have become incapable of fulfillment, and shall not have been waived by such Purchaser; provided, however, that the right to terminate this Agreement under clause (ii) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.18 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section 6.18, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section 6.18, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

6.19 Exculpation of the Placement Agents. Each party hereto agrees for the express benefit of the Placement Agents and their respective Affiliates and representatives that:

(a) The Placement Agents and their respective Affiliates and representatives (i) have no duties or obligations other than those specifically set forth herein or in their respective engagement letters; (ii) shall not be liable for any improper payment made in accordance with the information provided by the Company; (iii) make no representation or warranty, and have no responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or in connection with any of the transactions contemplated hereby, including any offering or marketing materials; and (iv) shall not be liable (A) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon them by this Agreement or any Transaction Document, or (B) for anything which any of them may do or refrain from doing in connection with this Agreement or any Transaction Document, except in each case for such Person’s own gross negligence, willful misconduct or bad faith.

31

(b) The Placement Agents and their respective Affiliates and representatives shall be entitled to (i) rely on, and shall be protected in acting upon, any certificate, instrument, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (ii) be indemnified by the Company for acting as a Placement Agent hereunder pursuant to the indemnification provisions set forth in their respective engagement letters.

6.20 Waivers of Conflicts. Each party to this Agreement acknowledges that Covington & Burling LLP, counsel for the Company, may have in the past performed and may continue to perform legal services to one or more Purchasers or their affiliates in matters unrelated to the transactions described in this Agreement, including the representation of one or more Purchasers or their affiliates in matters of a similar nature to such transactions. Accordingly, except as otherwise agreed between the Company and a Purchaser, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Covington & Burling LLP’s representation of (i) one or more Purchasers or their affiliates in such unrelated matters and (ii) the Company in connection with this Agreement and the transactions contemplated hereby.

6.21 Arm’s Length Transaction. The Company acknowledges and agrees that (i) the transactions described in this Agreement are an arm’s-length commercial transaction between the parties, (ii) the Purchasers have not assumed nor will they assume an advisory or fiduciary responsibility in the Company’s favor with respect to any of the transactions contemplated by this Agreement or the process leading thereto, and the Purchasers have no obligation to the Company with respect to the transactions contemplated by this Agreement except those obligations expressly set forth in this Agreement or the other Transaction Documents to which they are a party, and (iii) the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

32

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Cartesian Therapeutics, INC.

By:	/s/ Carsten Brunn, Ph.D.
Name:	Carsten Brunn, Ph.D.
Title:	President and Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Timothy A. Springer, Ph.D.

By: /s/ Timothy A. Springer, Ph.D.

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

TAS Partners LLC

By: /s/ Timothy A. Springer, Ph.D.
Name:	Timothy A. Springer, Ph.D.
Title:	Manager

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Chafen Lu, Ph.D.

By: /s/ Chafen Lu, Ph.D.

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Fidelity Select Portfolios: Biotechnology Portfolio

By: /s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund

By: /s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Fidelity Advisor Series VII: Fidelity Advisor Health Care Fund

By: /s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Fidelity Select Portfolios: Select Health Care Portfolio

By: /s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Variable Insurance Products Fund IV: VIP Health Care Portfolio

By: /s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

By: /s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

By: /s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Fidelity Growth Company Commingled Pool

By: Fidelity Management Trust Company, as Trustee
By: /s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund

By: /s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Schooner Century Fund LLC

By: Schooner Capital LLC, its manager

By: /s/ Edward D. Henderson
Name:	Edward D. Henderson
Title:	Managing Partner and CEO

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Citadel CEMF Investments Ltd.

By: Citadel Advisors LLC, its portfolio manager

By: /s/ Christopher Ramsay
Name:	Christopher Ramsay
Title:	Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Invus Public Equities, L.P.

By: /s/ Khalil Barrage
Name:	Khalil Barrage
Title:	Vice President of the General Partner

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

HBM Healthcare Investments (Cayman) Ltd.

By: /s/ Jean-Mark Lesieur
Name:	Jean-Mark Lesieur
Title:	Managing Director

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Biomedical Value Fund, L.P.

By: /s/ Tavi Yehudai
Name:	Tavi Yehudai
Title:	Managing Director of Great Point Partners, LLC (the Investment Manager)

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Biomedical Offshore Value Fund, Ltd.

By: /s/ Tavi Yehudai
Name:	Tavi Yehudai
Title:	Managing Director of Great Point Partners, LLC (the Investment Manager)

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Cheyne Select Master Fund ICAV – Cheyne Global Equity Fund

By: /s/ Tavi Yehudai
Name:	Tavi Yehudai
Title:	Managing Director of Great Point Partners, LLC (the Investment Manager)

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Armistice Capital Master Fund Ltd.

By: /s/ Steven Boyd
Name:	Steven Boyd
Title:	CIO of Armistice Capital, LLC, the Investment Manager

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Schonfeld Global Master Fund L.P.

By: /s/ Mark Peckman
Name:	Mark Peckman
Title:	General Counsel & Chief Compliance Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

683 Capital Partners, LP

By: /s/ Joseph Patt
Name:	Joseph Patt
Title:	Member of the General Partner

[Signature Page to Securities Purchase Agreement]

ANNEX A

SCHEDULE OF PURCHASERS

A-1

ANNEX B

WIRE INSTRUCTIONS

B-1

ANNEX C

FORM OF LOCK-UP AGREEMENT
, 2024

Leerink Partners LLC
TD Securities (USA) LLC

c/o	Leerink Partners LLC
53 State Street, 40th Floor
Boston, MA 02109
c/o	TD Securities (USA) LLC
1 Vanderbilt Avenue
New York, NY 10017

Re:	Proposed Private Placement by Cartesian Therapeutics, Inc.

Ladies and Gentlemen:

The undersigned, an officer and/or director of Cartesian Therapeutics, Inc., a Delaware corporation (the “Company”), understands that Leerink Partners LLC (“Leerink Partners”) and TD Securities (USA) LLC (“TD Cowen”) will act as the placement agents (collectively, the “Placement Agents”) for the Company in connection with the private placement of (i) the Company’s common stock, par value $0.0001 per share (the “Common Stock”) or (ii) a combination of Common Stock and the Company’s securities convertible into or exchangeable or exercisable for Common Stock (the “Private Placement”), pursuant to the terms of an engagement letter between the Company and the Placement Agents.

In recognition of the benefit that such a placement will confer upon the undersigned as an officer and/or a director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Placement Agent that, during the period beginning on the date hereof and ending on the date that is 90 days from the effective date of the definitive securities purchase agreement (the “Purchase Agreement”) entered into by the Company in connection with the Private Placement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Leerink Partners and TD Cowen, on behalf of the Placement Agents, directly or indirectly, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), make any demand for or exercise any right with respect to the registration of any of the Lock-Up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (2) enter into any hedging, swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of Leerink Partners and TD Cowen, provided, with respect to each of (i), (ii) and (iii) below, that (1) Leerink Partners and TD Cowen receive a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) except with respect to transfers pursuant to a bona fide charitable gift described in (i)(C) and (ii)(C) below (for which any required filings to be made with the Securities Exchange Commission for clauses (i)(C) and (ii)(C) during the Lock-Up Period shall clearly indicate in the footnotes thereto the nature and conditions of such transfer), such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers (other than a filing on a Form 5 made after the expiration of the Lock-Up Period):

(i)
if the undersigned is a natural person, (A) to any person related to the undersigned (or to an ultimate beneficial owner of the undersigned) by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of law, (C) as a bona fide charitable gift or contribution, (D) by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement, or (E) to any partnership, corporation or limited liability company which is controlled by or under common control with the undersigned and/or by any such Family Member(s);

(ii)
if the undersigned is a corporation, partnership or other entity, (A) to another corporation, partnership, or other entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities under common control or management with the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), (B) as a distribution or dividend to equity holders, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide charitable gift or contribution or otherwise to a trust or other entity for the direct or indirect benefit of an immediate family member of a beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of the Lock-Up Securities, or (D) transfers or dispositions not involving a change in beneficial ownership; or

(iii)	if the undersigned is a trust, to any grantors or beneficiaries of the trust.

Furthermore, notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of Leerink Partners and TD Cowen:

(a)          pursuant to the exercise of stock options of the Company (including a net or cashless exercise of such option), and any related transfer of shares of Common Stock to the Company for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options; provided that, for the avoidance of doubt, the underlying shares of the Common Stock shall continue to be subject to the restrictions on transfer set forth in this lock-up agreement and provided further that no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or disposition during the Lock-Up Period;

(b)          the disposition (including a forfeiture or repurchase) to the Company of any shares of restricted stock granted pursuant to the terms of any employee benefit plan or restricted stock purchase agreement;

(c)          transfer to the Company in connection with the net settlement of any restricted stock units or other equity award that represents the right to receive in the future shares of Company Common Stock settled in Common Stock to pay tax withholding obligations; provided that, for the avoidance of doubt, the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this lock-up agreement and provided further that, any required filings with the Securities Exchange Commission during the Lock-Up Period shall clearly indicate in the footnotes thereto the nature and conditions of such transfer and no voluntary filings or announcements shall be made in connection with such transfer;

(d)         shares of Common Stock purchased by the undersigned on the open market or in the Private Placement, in each case following the closing of the Private Placement;

(e)          pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock involving a Change of Control of the Company, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Securities shall remain subject to the restrictions contained in this lock-up agreement; or

(f)           pursuant to an order of a court or regulatory agency.

For purposes of this lock-up agreement, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity).

Notwithstanding anything herein to the contrary, nothing herein shall prevent the undersigned from establishing a 10b5-1 trading plan that complies with Rule 10b5-1 under the Exchange Act (“10b5-1 Trading Plan”) or from amending an existing 10b5-1 Trading Plan so long as there are no sales of Lock-Up Securities under any such 10b5-1 Trading Plan during the Lock-Up Period; and provided that, the establishment of a 10b5-1 Trading Plan or the amendment of a 10b5-1 Trading Plan shall only be permitted if the undersigned does not voluntarily effect any public filing or report regarding the establishment or amendment of such plan.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.  This lock-up agreement shall automatically terminate, and the undersigned shall be released from the undersigned’s obligations hereunder, upon the earliest to occur, if any, of (i) prior to the execution of the Purchase Agreement, the Company advises the Placement Agents in writing that it has determined not to proceed with the Private Placement; (ii) the Purchase Agreement is executed but is terminated prior to the closing of the Private Placement (other than the provisions thereof which survive termination), or (iii) July 31, 2024, in the event that the Purchase Agreement has not been executed by such date.

This lock-up agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

Name of Security Holder (Print exact name)

By:
Signature

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)

(indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

EXHIBIT A

CERTIFICATE OF DESIGNATION

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

STOCK ISSUANCE QUESTIONNAIRE

Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:

1.	The exact name that the Securities are to be registered in (this is the name that will appear on the book-entry statements). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to Item 1 above:

3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4.	The U.S. Tax Identification Number (or, if an individual, the U.S. Social Security Number) of the Registered Holder listed in response to Item 1 above:

EXHIBIT D

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

EXHIBIT E

FORM OF SECRETARY’S CERTIFICATE

EXHIBIT F

FORM OF OFFICERS’ CERTIFICATE

EXHIBIT G

EXHIBIT H

FORM OF PURCHASER REPRESENTATION LETTER